EXHIBIT 33.3

DEUTSCHE BANK TRUST COMPANY AMERICAS
MANAGEMENT'S ASSESSMENT OF COMPLIANCE
WITH REGULATION AB SERVICING CRITERIA

MANAGEMENT'S ASSESSMENT OF COMPLIANCE WITH REGULATION AB SERVICING CRITERIA

Deutsche Bank Trust Company Americas (the “Service Provilder”) asserts as of December 31, 2006 and for the period from January 1, 2006 to December 31, 2006 (the “Reporting Period”) and as required by Item 1122(d) of Regulation AB of the Securities and Exchange Commission (“Regulation AB”), that:

1.	The Service Provider, as trustee and verification agent, is responsible for assessing compliance as of and for the Reporting Period with the servicing criteria set forth in Item 1122(a) of Regulation AB, excluding the criteria which we have concluded are not applicable to the servicing activities we perform as indicated on Appendix A, attached hereto, (the “Regulation AB Compliance Matrix”) with respect ot he funding trust transactions backed by student loan receivables listed on Appendix B (the “Regulation AB Platform”);

2.	The Service Provider has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Service Provider has complied, in all material respects, with the Applicable Servicing Criteria with respect to Regulation AB for the Regulation AB Platform;

3.	KPMG International, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Regulation AB Compliance Matrix as of and for the Reporting Period as set forth in this assertion.

The Service Provider's assertion is limited to activities processed on the Regulation AB Platform during the Reporting Period. It does not include an assessment of the impact of activities processed prior to the Reporting Period that might have affected the amounts reported by the Service Provider during the Reporting Period.

           IN WITNESS WHEREOF, the undersigned has executed this report of the Service Provider as of March 21, 2006.

DEUTSCHE BANK TRUST COMPANY AMERICAS By: /s/ Jenna Kaufman Name: JENNA KAUFMAN Title: DIRECTOR By: /s/ Louis Bodi Name: LOUIS BODI Title: VICE PRESIDENT

APPENDIX A

Compliance Consideration Items                                                       Required Compliance
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                                                                                      Reviewed               NA
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                                                                                  As              As
                                                                                Trustee      Verification
                                                                                                Agent
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     Item #         General Servicing Considerations
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  1122(d)(1)(i)     Policies and procedures are instituted to monitor any                                     X
                    performance or other triggers and events of default in
                    accordance with the transaction agreements.
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  1122(d)(1)(ii)    If any material servicing activities are outsourced to third                              X
                    parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                    servicing activities.
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  1122(d)(1)(iii)   Any requirements in the transaction requirements to maintain                              X
                    a back-up servicer for the pool assets are maintained.
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  1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect   X               X
                    on the party participating in the servicing function
                    throughout the reporting period in the amount of coverage
                    required by and otherwise in accordance with the terms of
                    the transaction agreements.
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                    Cash Collection & Administration
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  1122(d)(2)(i)     Payments on pool assets are deposited into the appropriate                                X
                    custodial bank accounts and related bank clearing accounts no more than 2 business days of receipt, or such other
                    number of days specified in the transaction agreements.

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  1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor   X
                    or to an investor are made only by authorized personnel.
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  1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash                               X
                    flows or distributions, and any interest or other fees
                    charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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  1122(d)(2)(iv)    The related accounts for the transaction, such as cash         X
                    reserve accounts established as a form of over
                    collateralization, are separately maintained (e.g., with
                    respect to commingling of cash) as set forth in the
                    transaction agreements.
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  1122(d)(2)(v)     Each custodial account is maintained as a federally insured                               X
                    depository institution as set forth in the transaction
                    agreements. For purposes of this criterion, "federally
                    insured depository institution" with respect to a foreign
                    financial institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this
                    chapter.
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  1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent                                          X
                    unauthorized access.
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  1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all asset                             X
                    backed accounts, including custodial accounts and related
                    bank clearing accounts. These reconciliations: (A) Are
                    mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other
                    number of days specified in the transaction agreements; (C)
                    Are reviewed and approved by someone other than the person who prepared the reconciliations; and (D) Contain
                    explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                    identification, or such other number of days specified in
                    the transaction agreements.
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                    Investor Remittances & Reporting
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 1122(d)(3)(i)      Reports to investors, including those to be filed with the                                X
                    Commission, are maintained in accordance with the
                    transaction agreements and applicable Commission
                    requirements. Specifically such reports (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction
                    agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the trustee's records as to the total unpaid principal
                    balance and number of pool assets serviced by the servicer.
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 1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in         X
                    accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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 1122(d)(3)(iii)    Disbursements made to an investor are posted within two        X
                    business days to the servicer's investor records, or such
                    other number of days specified in the transaction
                    agreements.
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 1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree                              X
                    with cancelled checks, or other form of payment, or
                    custodial bank statements.
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                    Pool Asset Administration
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 1122(d)(4)(i)      Collateral or security on pool assets is maintained as                                    X
                    required by the transaction agreements or related pool asset documents.
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 1122(d)(4)(ii)     Pool assets and related documents are safeguarded as                                      X
                    required by the transaction agreements.
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 1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool                                X
                    are made, reviewed and approved in accordance with any
                    conditions or requirements in the transaction agreements.
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 1122(d)(4)(iv)     Payments on pool assets, including any payoffs, made in                                   X
                    accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other
                    number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g.,
                    escrow) in accordance with the related pool asset documents.
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 1122(d)(4)(v)      The servicer's records regarding the pool assets agree with                               X
                    the servicer's records with respect to an obligor's unpaid principal balance.
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 1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's                               X
                    pool assets (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                    documents.
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 1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance                                    X
                    plans, modifications and deeds in lieu of foreclosure,
                    foreclosures and repossessions, as applicable) are
                    initiated, conducted and concluded in accordance with the
                    timeframes or other requirements established by the
                    transaction agreements.
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 1122(d)(4)(viii)   Records documenting collection efforts are maintained during                              X
                    the period a pool asset is delinquent in accordance with the transaction agreements, Such records are maintained on at
                    least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone call, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                    unemployment).
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 1122(d)(4)(ix)     Adjustments to interest rates or rates of return for pool                                 X
                    assets with variable rates are computed based on the related pool asset documents.
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 1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as                                 X
                    escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                    annual basis, or such other period specified in the
                    transaction agreements; (B) Interest on such funds is paid, or credited to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are
                    returned to the obligor within 30 calendar days of full
                    repayment of the related pool assets, or such other number of days specified in the transaction agreements.
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 1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                                     X
                    insurance payments) are made on or before the related
                    penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                    support has been received by the servicer at least 30
                    calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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 1122(d)(4)(xii)    Any late payment penalties in connection with any payment to                              X
                    be made on behalf of an obligor are paid from the
                    servicer's fund not charged to the obligor, unless the
                    late payment was due to the obligor's error or
                    omission.
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 1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within                              X
                    two business days to the obligor's records maintained
                    by the servicer, or such other number of days specified in the transaction agreements.
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 1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are                                 X
                    recognized and recorded in accordance with the transaction agreements.
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 1122(d)(4)(xv)     Any external enhancement or other support, identified in                                  X
                    Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
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APPENDIX B

College Loan Corporation Trust I